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                                                                   EXHIBIT 10.15

                               AMENDMENT AGREEMENT



The Letter Agreement of June 3, 1998 between Antigenics L.L.C. and Sigma-Tau Industrie Farmaceutiche Riunite S.p.A. is hereby amended as follows:

-ON PAGE 1, THE INITIAL SIX LINES:

"Gentlemen:

We refer to our recent discussions regarding a potential scientific and business cooperation between Antigenics L.L.C. ("Antigenics") and Sigma-Tau Industrie Farmaceutiche Riunite S.p.A. (the "Company") in Italy (the "Territory") with regard to Antigenics' proprietary technology on the use of Heat Shock Proteins ("HSP") for the use of HSP to boost and modulate the immune system against cancer (the "Technology")."

are deleted and replaced by the following:

"Gentlemen:

We refer to our recent discussions regarding a potential scientific and business cooperation between Antigenics L.L.C. ("Antigenics") and Sigma-Tau Industrie Farmaceutiche Riunite S.p.A. (the "Company") in Italy, Spain, Portugal and Switzerland (the "Territory") with regard to Antigenics' proprietary technology on the use of Heat Shock Proteins ("HSP") for the use of HSP to boost and modulate the immune system against cancer (the "Technology")."

-ON PAGE 1, PARAGRAPH 2, 10TH LINE:

"by the Company, within 12 (twelve) months from the date of this Letter Agreement; it being"

is deleted and replaced by the following:

"by the Company, within 30 (thirty) months from the date of this Letter Agreement; it being"

-ON PAGE 1, PARAGRAPH 3., 3RD LINE:

"parties, (ii) six months from the completion of the second Trial, if the parties agree to only"

is deleted and replaced by the following:

"PARTIES, (ii) TWELVE MONTHS FROM THE COMPLETION OF THE SECOND TRIAL, IF THE PARTIES AGREE TO ONLY"




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IN WITNESS WHEREOF, the parties have executed this Amendment Agreement by their duly authorized representatives in duplicate as of the day and year below written.

ANTIGENICS, L.L.C.                      SIGMA-TAU INDUSTRIE
                                        FARMACEUTICHE
                                        RUINITE S.p.A.



By:  /s/ Garo Armen                     By:  /s/ Emilio Plate
     --------------------------------        --------------------------------


Name/Title:  Garo Armen                 Name/Title:  Emilio Plate - Chief
           --------------------------              --------------------------
                                                            Operating Officer


Date:  10/14/99                         Date:  20-10-99
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